UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

WESTERN ASSET

SMASh SERIES EC FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series EC Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	Western Asset SMASh Series EC Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States or Mexico.

We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions. In purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determine to be of comparable quality) and below investment grade securities rated in the C category or above or unrated securities that we determine to be of comparable quality. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes. Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated positive results and largely outperformed equal-duration Treasuries over the twelve months ended October 31, 2014. Risk aversion was prevalent at times given

Western Asset SMASh Series EC Fund 2014 Annual Report	1

Fund overview (cont’d)

mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)ii, and several geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended October 31, 2014. Two-year Treasury yields rose from 0.31% at the beginning of the period to 0.50% at the end of the period. Their peak of 0.59% occurred in mid-September 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.57% at the beginning of the period and reached a low of 2.15% on October 15, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.35%.

All told, the Barclays U.S. Aggregate Indexiii, returned 4.14% for the twelve months ended October 31, 2014. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced better results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 5.82% and 7.20%, respectively.

Q. How did we respond to these changing market conditions?

A. Modest adjustments were made to the Fund’s portfolio during the reporting period, including increasing its allocation to U.S. dollar-denominated emerging market corporate bonds.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s duration. The use of these instruments contributed to performance. Currency forwards, which were used to manage currency exposure, also contributed to performance. Elsewhere, credit default swaps were used to manage the Fund’s credit exposure. They were a small positive for performance during the period.

Performance review

For the twelve months ended October 31, 2014, Western Asset SMASh Series EC Fund returned 9.59%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 4.14% for the same period.

Performance Snapshot as of October 31, 2014 (unaudited)
	6 months	12 months
Western Asset SMASh Series EC Fund	5.70%	9.59%
Barclays U.S. Aggregate Index	2.35%	4.14%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately

2	Western Asset SMASh Series EC Fund 2014 Annual Report

managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager.

The Fund’s 30-Day SEC Yield for the period ended October 31, 2014 was 3.32%. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield would have been 3.25%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratio for the Fund was 0.24%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its currency positioning. In particular, the Fund’s shorts of the Yen and Euro were positive for performance as they both depreciated versus the U.S. dollar. The Fund’s allocation to U.S. dollar-denominated emerging market corporate bonds was rewarded given their outperformance versus the benchmark. Elsewhere, the Fund’s significant out-of-benchmark (securities held by the Fund but not included in the benchmark) allocation to high-yield bonds was also positive for performance. Their spreads narrowed over the period as investor demand was generally robust, fundamentals were solid overall and defaults remained low.

Q. What were the leading detractors from performance?

A. The Fund’s allocations to the Mexican peso and Brazilian real modestly detracted from performance as they weakened versus the U.S. dollar. Certain high-yield corporate bond holdings in the Energy sector were also a drag on results.

Western Asset SMASh Series EC Fund 2014 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2014

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Sovereign Bonds (18.6%), U.S. Government & Agency Obligations (16.7%), Collateralized Mortgage Obligations (14.8%), Consumer Discretionary (11.0%) and Telecommunication Services (7.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

4	Western Asset SMASh Series EC Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset SMASh Series EC Fund 2014 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return Without Sales Charge[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
5.70%	$1,000.00	$1,057.00	0.00%	$0.00	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

6	Western Asset SMASh Series EC Fund 2014 Annual Report

[1]	For the six months ended October 31, 2014.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset SMASh Series EC Fund 2014 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 10/31/14	9.59%
Five Years Ended 10/31/14	11.22
Inception* through 10/31/14	8.49

Cumulative total returns[1]
Inception date of 12/27/06 through 10/31/14	89.56%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or sub adviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 27, 2006.

8	Western Asset SMASh Series EC Fund 2014 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset SMASh Series EC Fund vs. Barclays U.S. Aggregate Index† — December 27, 2006 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series EC Fund on December 27, 2006 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Western Asset SMASh Series EC Fund 2014 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

10	Western Asset SMASh Series EC Fund 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

Western Asset SMASh Series EC Fund 2014 Annual Report	11

Schedule of investments

October 31, 2014

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.1%
Consumer Discretionary — 4.8%
Automobiles — 0.0%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	$56,722
Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	540,000	550,125	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	226,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	850,000	897,281	(a)
Total Hotels, Restaurants & Leisure				1,673,906
Media — 4.2%
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,520,000	1,696,700
DISH DBS Corp., Senior Notes	5.125%	5/1/20	110,000	114,675
DISH DBS Corp., Senior Notes	6.750%	6/1/21	350,000	389,375
DISH DBS Corp., Senior Notes	5.875%	7/15/22	280,000	297,500
DISH DBS Corp., Senior Notes	5.000%	3/15/23	440,000	439,450
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	1,000,000	1,023,750	(a)
Numericable Group SA, Senior Secured Bonds	6.250%	5/15/24	300,000	309,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	4,000,000	4,210,000	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	10,000	10,862	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	2,500,000	2,787,500	(a)
Total Media				11,278,812
Total Consumer Discretionary				13,009,440
Consumer Staples — 0.7%
Beverages — 0.2%
Constellation Brands Inc., Senior Notes	6.000%	5/1/22	150,000	168,375
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	420,000	423,150
Total Beverages				591,525
Food Products — 0.5%
H.J. Heinz Co., Secured Notes	4.250%	10/15/20	1,200,000	1,214,760
Total Consumer Staples				1,806,285
Energy — 5.8%
Energy Equipment & Services — 0.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	110,000	111,100
CGG, Senior Notes	6.500%	6/1/21	320,000	257,600
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	214,800
Total Energy Equipment & Services				583,500
Oil, Gas & Consumable Fuels — 5.6%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	1,310,000	1,372,225

See Notes to Financial Statements.

12	Western Asset SMASh Series EC Fund 2014 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	290,000	$295,437
Arch Coal Inc., Senior Notes	7.000%	6/15/19	50,000	20,500
California Resources Corp., Senior Notes	6.000%	11/15/24	620,000	633,950	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,000	5,756
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	30,000	31,425
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	200,000	220,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	264,688
Continental Resources Inc., Senior Notes	5.000%	9/15/22	120,000	127,350
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	300,000	376,500
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	310,000	338,814	(b)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	10,000	10,600	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	900,000	994,500	(a)
Kodiak Oil & Gas Corp., Senior Notes	5.500%	1/15/21	730,000	744,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	290,000	310,300
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,183,500
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,250,000	1,290,750
Petroleos Mexicanos, Senior Bonds	5.500%	6/27/44	330,000	345,675	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	1,200,000	1,284,000
QEP Resources Inc., Senior Notes	6.875%	3/1/21	430,000	464,400
QEP Resources Inc., Senior Notes	5.250%	5/1/23	500,000	488,750
Range Resources Corp., Senior Notes	5.000%	8/15/22	770,000	811,387
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	30,000	32,100
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.625%	2/1/21	200,000	210,500
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,300,000	1,350,375	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	890,000	663,050
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	190,000	188,575	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	1,000,000	1,046,894	(a)
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	174,441
Total Oil, Gas & Consumable Fuels				15,281,042
Total Energy				15,864,542
Financials — 1.6%
Banks — 0.3%
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	742,838
Consumer Finance — 1.0%
Ally Financial Inc., Senior Notes	3.500%	1/27/19	1,460,000	1,474,600
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	990,000	1,038,361

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	$195,500
Total Consumer Finance				2,708,461
Diversified Financial Services — 0.3%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	868,175
Total Financials				4,319,474
Health Care — 5.0%
Health Care Providers & Services — 5.0%
DaVita HealthCare Partners Inc., Senior Notes	5.125%	7/15/24	2,020,000	2,064,187
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.625%	7/31/19	820,000	882,525	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.125%	10/15/20	6,350,000	6,401,594	(a)
HCA Inc., Debentures	7.500%	11/15/95	10,000	9,700
HCA Inc., Senior Notes	7.500%	2/15/22	1,330,000	1,547,788
HCA Inc., Senior Secured Notes	4.250%	10/15/19	1,630,000	1,658,525
HCA Inc., Senior Secured Notes	7.250%	9/15/20	590,000	626,875
HCA Inc., Senior Secured Notes	5.000%	3/15/24	580,000	599,581
Total Health Care				13,790,775
Industrials — 1.0%
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	79,874	92,653
Commercial Services & Supplies — 0.7%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	670,000	678,127	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	130,000	136,663
West Corp., Senior Notes	5.375%	7/15/22	1,140,000	1,108,650	(a)
Total Commercial Services & Supplies				1,923,440
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	620,000	641,316	(a)
Total Industrials				2,657,409
Information Technology — 0.7%
IT Services — 0.4%
First Data Corp., Senior Notes	12.625%	1/15/21	350,000	423,500
First Data Corp., Senior Secured Notes	6.750%	11/1/20	213,000	228,442	(a)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	416,000	489,840
Total IT Services				1,141,782
Software — 0.3%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	800,000	853,000	(a)
Total Information Technology				1,994,782

See Notes to Financial Statements.

14	Western Asset SMASh Series EC Fund 2014 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 5.3%
Chemicals — 0.7%
Axiall Corp., Senior Notes	4.875%	5/15/23	1,195,000	$1,163,631
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	220,000	214,225
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	490,000	492,450
Total Chemicals				1,870,306
Containers & Packaging — 1.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.234%	12/15/19	1,230,000	1,208,475	(a)(b)
Ball Corp., Senior Notes	4.000%	11/15/23	500,000	482,500
Graphic Packaging International Inc., Senior Notes	4.875%	11/15/22	960,000	967,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	120,000	124,950
Total Containers & Packaging				2,783,125
Metals & Mining — 3.6%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	235,556	242,033	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	590,000	614,338	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	360,000	373,050	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	770,000	821,975	(a)(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	500,000	471,415
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	3,650,000	3,987,625
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,850,000	3,206,877
Total Metals & Mining				9,717,313
Total Materials				14,370,744
Telecommunication Services — 6.2%
Diversified Telecommunication Services — 3.9%
CCOH Safari LLC, Senior Bonds	5.750%	12/1/24	8,790,000	8,861,419
CenturyLink Inc., Senior Notes	5.625%	4/1/20	330,000	351,038
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	780,000	784,875
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	590,000	640,887
Total Diversified Telecommunication Services				10,638,219
Wireless Telecommunication Services — 2.3%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,500,000	1,808,550
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	948,175
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,390,000	1,560,275
Sprint Corp., Senior Notes	7.875%	9/15/23	550,000	596,750	(a)
T-Mobile USA Inc., Senior Notes	6.464%	4/28/19	500,000	522,500
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	850,000	898,875
Total Wireless Telecommunication Services				6,335,125
Total Telecommunication Services				16,973,344

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 1.0%
Independent Power and Renewable Electricity Producers — 1.0%
AES Corp., Senior Notes	8.000%	6/1/20	900,000	$1,049,508
AES Corp., Senior Notes	7.375%	7/1/21	500,000	572,969
AES Corp., Senior Notes	5.500%	3/15/24	40,000	41,100
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	872,000	970,100	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Escrow Receipt	—	—	100,000	0	(d)(e)(f)(g)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	181,261
Total Utilities				2,814,938
Total Corporate Bonds & Notes (Cost — $86,527,313)				87,601,733
Asset-Backed Securities — 3.4%
Ameriquest Mortgage Securities Inc., 2004-R7 M3	1.175%	8/25/34	1,942,083	1,680,079	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.910%	3/18/29	600,000	551,389	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	25,000	23,106	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	25,000	22,785	(b)
Residential Asset Securities Corp., 2005-KS10 M2	0.592%	11/25/35	8,050,000	6,956,569	(b)
Total Asset-Backed Securities (Cost — $9,129,281)				9,233,928
Collateralized Mortgage Obligations — 14.8%
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.622%	4/10/49	960,000	956,951	(b)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	5,128,597	4,277,117	(b)
CGBAM Commercial Mortgage Trust, 2014-HD E	3.153%	2/15/31	870,000	866,744	(a)(b)
Commercial Mortgage Pass Through Certificates, 2014-CR20 B	4.239%	11/10/47	1,310,000	1,346,544
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	620,000	625,582
Commercial Mortgage Trust, 2014-CR19 B	4.703%	8/10/47	1,380,000	1,467,244	(b)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.999%	6/15/38	580,000	595,838	(b)
Credit Suisse Mortgage Trust, 2007-C3 AJ	5.806%	6/15/39	1,260,000	1,171,881	(b)
Credit Suisse Mortgage Trust, 2014-USA E	4.373%	9/15/37	1,130,000	1,024,052	(a)
Credit Suisse Mortgage Trust, 2014-USA F	4.373%	9/15/37	1,100,000	953,909	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K503 X1, IO	0.704%	8/25/19	67,789,011	1,536,845	(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	870,000	847,776	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.900%	5/16/55	19,670,000	1,459,883	(b)(g)
JPMBB Commercial Mortgage Securities Trust, 2014-C23 D	3.961%	9/15/47	1,530,342	1,353,189	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	5,180,000	4,425,955
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	850,000	848,412	(b)

See Notes to Financial Statements.

16	Western Asset SMASh Series EC Fund 2014 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-CBMZ M	6.379%	10/15/29	1,200,000		$1,201,729	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.753%	6/15/29	1,520,000		1,520,022	(a)(b)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.126%	7/15/40	800,000		830,958	(b)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	1,280,000		1,244,049	(b)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	870,000		859,203	(b)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,350,000		1,242,178
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	2,612,000		2,691,003	(b)
Wells Fargo Commercial Mortgage Trust, 2014-LC16 A5	3.817%	8/15/50	1,300,000		1,359,940
WF-RBS Commercial Mortgage Trust, 2012-C9 AS	3.388%	11/15/45	1,319,000		1,337,864
WF-RBS Commercial Mortgage Trust, 2014-C22 D	3.908%	9/15/57	2,100,000		1,849,246	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 D	3.993%	10/15/57	1,050,000		928,219	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C24 C	4.290%	11/15/47	1,630,000		1,629,984
Total Collateralized Mortgage Obligations (Cost — $40,508,598)					40,452,317
Mortgage-Backed Securities — 0.5%
FNMA — 0.5%
WF-RBS Commercial Mortgage Trust, 2014-C24 AS (Cost — $1,308,064)	3.931%	11/15/47	1,270,000		1,308,062
Non-U.S. Treasury Inflation Protected Securities — 1.3%
Brazil — 1.3%
Federative Republic of Brazil, Notes (Cost — $3,853,451)	6.000%	8/15/50	8,943,539	BRL	3,670,041
Senior Loans — 13.1%
Consumer Discretionary — 6.2%
Auto Components — 0.5%
INA Beteiligungsgesellschaft mbH, USD Term Loan E	4.250%	5/15/20	1,350,000		1,360,125	(h)(i)
Distributors — 0.3%
ABC Supply Co. Inc., Term Loan	—	4/16/20	1,000,000		978,875	(j)
Diversified Consumer Services — 0.2%
McGraw-Hill Global Education Holdings LLC, New First Lien Term Loan	5.750%	3/22/19	453,364		454,923	(h)(i)
Hotels, Restaurants & Leisure — 2.3%
1011778 B.C. Unlimited Liability Co., 2014 Term Loan B	—	10/27/21	1,000,000		1,000,764	(j)
24 Hour Fitness Worldwide Inc., New Term Loan B	—	5/28/21	1,000,000		994,400	(j)
Aristocrat Leisure Ltd., Term Loan B	—	10/20/21	1,000,000		994,167	(j)
Caesars Entertainment Operating Co., Term Loan B4	10.500%	10/31/16	342,340		313,425	(h)(i)
Equinox Holdings Inc., Repriced Term Loan B	4.250%	1/31/20	985,001		976,382	(h)(i)
Hilton Worldwide Finance LLC, USD Term Loan B2	—	10/26/20	1,962,264		1,945,708	(j)
Total Hotels, Restaurants & Leisure					6,224,846

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	17

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.7%
Charter Communications Operating LLC, Term Loan F	3.000%	1/3/21	249,369	$245,888	(h)(i)
Charter Communications Operating LLC, Term Loan G	4.250%	9/12/21	770,000	777,139	(h)(i)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	1,230,749	1,220,108	(h)(i)
Virgin Media Bristol LLC, USD Term Loan B	3.500%	6/7/20	2,370,000	2,341,856	(h)(i)
Total Media				4,584,991
Multiline Retail — 0.3%
Neiman Marcus Group Inc. (The), 2020 Term Loan	—	10/25/20	1,000,000	985,875	(j)
Specialty Retail — 0.9%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	690,000	435,275	(h)(i)
Party City Holdings Inc., Term Loan	—	7/27/19	2,000,000	1,963,750	(j)
Total Specialty Retail				2,399,025
Total Consumer Discretionary				16,988,660
Consumer Staples — 1.1%
Food Products — 1.1%
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	489,988	488,150	(h)(i)
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	822,233	792,732	(h)(i)
CSM Bakery Supplies LLC, First Lien Term Loan	—	7/3/20	1,000,000	992,917	(j)
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	740,625	735,223	(h)(i)
Total Consumer Staples				3,009,022
Health Care — 0.7%
Pharmaceuticals — 0.7%
Convatec Inc., Term Loan	4.000%	12/22/16	929,168	923,941	(h)(i)
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	983,543	968,175	(h)(i)
Total Health Care				1,892,116
Industrials — 2.5%
Airlines — 0.7%
Delta Air Lines Inc., New Term Loan B	3.250%	4/20/17	1,974,490	1,963,729	(h)(i)
Commercial Services & Supplies — 0.7%
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	1,022,491	1,001,786	(h)(i)
Monitronics International Inc., New Term Loan B	—	3/23/18	1,000,000	997,813	(j)
Total Commercial Services & Supplies				1,999,599
Electrical Equipment — 0.4%
Generac Power Systems Inc., Term Loan B	3.250%	5/31/20	940,833	921,428	(h)(i)
Machinery — 0.7%
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	1,989,668	1,950,498	(h)(i)
Total Industrials				6,835,254
Information Technology — 0.7%
IT Services — 0.7%
First Data Corp., Extended 2021 Term Loan	—	3/24/21	750,000	745,969	(j)

See Notes to Financial Statements.

18	Western Asset SMASh Series EC Fund 2014 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — continued
First Data Corp., New 2018 Extended Term Loan	3.653%	3/23/18	1,146,234		$1,137,207	(h)(i)
Total Information Technology					1,883,176
Materials — 0.7%
Containers & Packaging — 0.3%
Consolidated Container Co. LLC, New Term Loan	—	7/3/19	750,000		743,812	(j)
Metals & Mining — 0.4%
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	1,264,806		1,236,122	(h)(i)
Total Materials					1,979,934
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Intelsat Jackson Holdings SA, Term Loan B2	—	6/30/19	2,000,000		1,987,500	(j)
Utilities — 0.4%
Electric Utilities — 0.3%
Equipower Resources Holdings LLC, First Lien Term Loan	—	12/21/18	1,000,000		996,458	(j)
Independent Power and Renewable Electricity Producers — 0.1%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	165,354		167,008	(h)(i)
Total Utilities					1,163,466
Total Senior Loans (Cost — $36,199,054)					35,739,128
Sovereign Bonds — 18.6%
Brazil — 3.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	19,170,000	BRL	7,410,811
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	740,000		752,765
Total Brazil					8,163,576
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	500,000		562,500
Indonesia — 0.4%
Republic of Indonesia, Notes	3.750%	4/25/22	1,000,000		1,002,500	(k)
Mexico — 13.5%
United Mexican States, Bonds	8.000%	6/11/20	10,431,100	MXN	881,383
United Mexican States, Bonds	6.500%	6/9/22	203,825,000	MXN	15,882,177
United Mexican States, Bonds	10.000%	12/5/24	4,390,000	MXN	426,971
United Mexican States, Bonds	7.750%	11/13/42	195,291,500	MXN	16,256,403
United Mexican States, Senior Notes	5.550%	1/21/45	3,000,000		3,423,000
Total Mexico					36,869,934
New Zealand — 0.1%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	490,000	NZD	366,107	(k)
Portugal — 0.7%
Republic of Portugal, Notes	5.125%	10/15/24	1,850,000		1,907,158	(a)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	19

Schedule of investments (cont’d)

October 31, 2014

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 0.7%
Republic of Turkey, Senior Notes	6.625%	2/17/45	1,500,000	$1,802,550
Total Sovereign Bonds (Cost — $51,209,056)				50,674,325
U.S. Government & Agency Obligations — 16.7%
U.S. Government Agencies — 9.3%
Federal National Mortgage Association (FNMA), Notes	1.625%	10/26/15	25,000,000	25,348,275
U.S. Government Obligations — 7.4%
U.S. Treasury Notes	1.500%	7/31/16	20,000,000	20,378,120
Total U.S. Government & Agency Obligations (Cost — $45,772,219)				45,726,395

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS (Cost — $113,913)			4,873	120,807	(d)(g)
Preferred Stocks — 0.3%
Financials — 0.3%
Consumer Finance — 0.3%
GMAC Capital Trust I (Cost — $818,341)	8.125%		32,991	881,849	(b)
Total Investments before Short-Term Investments (Cost — $275,439,290)				275,408,585

			Face Amount
Short-Term Investments — 17.7%
Repurchase Agreements — 17.7%
State Street Bank & Trust Co. repurchase agreement dated 10/31/14; Proceeds at maturity — $48,524,000; (Fully collateralized by U.S. government agency obligations, 2.170% due 11/7/22; Market value — $49,498,875) (Cost — $48,524,000)	0.000%	11/3/14	48,524,000	48,524,000
Total Investments — 118.5% (Cost — $323,963,290#)				323,932,585
Liabilities in Excess of Other Assets — (18.5)%				(50,678,451)
Total Net Assets — 100.0%				$273,254,134

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security (unaudited).

See Notes to Financial Statements.

20	Western Asset SMASh Series EC Fund 2014 Annual Report

Western Asset SMASh Series EC Fund

(e)	The coupon payment on these securities is currently in default as of October 31, 2014.

(f)	Value is less than $1.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of October 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(k)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $324,472,630.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CD	— Certificate of Deposit
IO	— Interest Only
MXN	— Mexican Peso
NZD	— New Zealand Dollar

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	21

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $275,439,290)	$275,408,585
Repurchase agreements, at value (Cost — $48,524,000)	48,524,000
Foreign currency, at value (Cost — $938,909)	920,541
Cash	999
Receivable for Fund shares sold	12,874,395
Unrealized appreciation on forward foreign currency contracts	2,828,998
Interest receivable	2,738,474
Receivable for securities sold	1,983,154
Deposits with brokers for open futures contracts	750,017
Deposits with brokers for centrally cleared swap contracts	505,074
Receivable from broker — variation margin on centrally cleared swaps	49,467
Foreign currency collateral for open futures contracts, at value (Cost — $52,455)	48,482
Receivable from investment manager	13,233
Prepaid expenses	16,686
Total Assets	346,662,105

Liabilities:
Payable for securities purchased	72,162,234
Unrealized depreciation on forward foreign currency contracts	620,577
Payable for Fund shares repurchased	481,524
Payable to broker — variation margin on open futures contracts	88,184
Trustees’ fees payable	125
Accrued expenses	55,327
Total Liabilities	73,407,971
Total Net Assets	$273,254,134

Net Assets:
Par value (Note 5)	$285
Paid-in capital in excess of par value	266,898,493
Undistributed net investment income	1,925,856
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	717,930
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,711,570
Total Net Assets	$273,254,134

Shares Outstanding	28,501,173

Net Asset Value	$9.59

See Notes to Financial Statements.

22	Western Asset SMASh Series EC Fund 2014 Annual Report

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Interest	$5,222,514
Dividends	67,013
Total Investment Income	5,289,527

Expenses:
Audit and tax fees	36,761
Registration fees	35,302
Shareholder reports	19,097
Legal fees	13,892
Custody fees	13,145
Fund accounting fees	10,460
Transfer agent fees	8,710
Insurance	2,640
Trustees’ fees	2,039
Miscellaneous expenses	3,282
Total Expenses	145,328
Less: Fee waivers and/or expense reimbursements (Note 2)	(145,328)
Net Expenses	—
Net Investment Income	5,289,527

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(104,333)
Futures contracts	(142,126)
Swap contracts	1,578,379
Foreign currency transactions	1,659,879
Net Realized Gain	2,991,799
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	156,311
Futures contracts	1,264,432
Swap contracts	(437,068)
Foreign currencies	2,530,010
Change in Net Unrealized Appreciation (Depreciation)	3,513,685
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	6,505,484
Increase in Net Assets from Operations	$11,795,011

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	23

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment income	$5,289,527	$3,119,351
Net realized gain	2,991,799	1,294,487
Change in net unrealized appreciation (depreciation)	3,513,685	(141,677)
Increase in Net Assets From Operations	11,795,011	4,272,161

Distributions to Shareholders From (Note 1):
Net investment income	(6,517,367)	(4,295,027)
Decrease in Net Assets From Distributions to Shareholders	(6,517,367)	(4,295,027)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	222,234,616	47,075,429
Reinvestment of distributions	346	—
Cost of shares repurchased	(28,958,077)	(27,568,815)
Increase in Net Assets From Fund Share Transactions	193,276,885	19,506,614
Increase in Net Assets	198,554,529	19,483,748

Net Assets:
Beginning of year	74,699,605	55,215,857
End of year*	$273,254,134	$74,699,605
*Includesundistributed net investment income of:	$1,925,856	$1,609,538

See Notes to Financial Statements.

24	Western Asset SMASh Series EC Fund 2014 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31:
	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of year	$9.32	$9.29	$8.66	$8.87	$8.41

Income (loss) from operations:
Net investment income	0.40	0.43	0.47	0.61	0.73
Net realized and unrealized gain (loss)	0.46	0.21	0.68	(0.23)	0.97
Total income from operations	0.86	0.64	1.15	0.38	1.70

Less distributions from:
Net investment income	(0.59)	(0.61)	(0.52)	(0.59)	(1.24)
Total distributions	(0.59)	(0.61)	(0.52)	(0.59)	(1.24)

Net asset value, end of year	$9.59	$9.32	$9.29	$8.66	$8.87
Total return[2]	9.59%	7.08%	13.81%	4.37%	22.08%

Net assets, end of year (000s)	$273,254	$74,700	$55,216	$38,147	$37,727

Ratios to average net assets:
Gross expenses[3]	0.12%	0.24%	0.28%	0.38%	0.37%
Net expenses[4,5,6]	0.00	0.00	0.00	0.00	0.00
Net investment income	4.34	4.61	5.22	7.05	8.56

Portfolio turnover rate	69%	94%	53%	47%	50%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2014 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly

26	Western Asset SMASh Series EC Fund 2014 Annual Report

affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset SMASh Series EC Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Utilities	—	$2,814,938	$0	*	$2,814,938
Other corporate bonds & notes	—	84,786,795	—		84,786,795
Asset-backed securities	—	9,233,928	—		9,233,928
Collateralized mortgage obligations	—	40,452,317	—		40,452,317
Mortgage-backed securities	—	1,308,062	—		1,308,062
Non-U.S. treasury inflation protected securities	—	3,670,041	—		3,670,041
Senior loans	—	35,739,128	—		35,739,128
Sovereign bonds	—	50,674,325	—		50,674,325
U.S. government & agency obligations	—	45,726,395	—		45,726,395
Common stocks	—	—	120,807		120,807
Preferred stocks	$881,849	—	—		881,849
Total long-term investments	$881,849	$274,405,929	$120,807		$275,408,585
Short-term investments†	—	48,524,000	—		48,524,000
Total investments	$881,849	$322,929,929	$120,807		$323,932,585
Other financial instruments:
Futures contracts	$1,634,141	—	—		$1,634,141
Forward foreign currency contracts	—	$2,828,998	—		2,828,998
Centrally cleared credit default swaps on corporate issues — sell protection	—	238,221	—		238,221
Total other financial instruments	$1,634,141	$3,067,219	—		$4,701,360
Total	$2,515,990	$325,997,148	$120,807		$328,633,945

28	Western Asset SMASh Series EC Fund 2014 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$298,493	—	—	$298,493
Forward foreign currency contracts	—	$620,577	—	620,577
Total	$298,493	$620,577	—	$919,070

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset SMASh Series EC Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of

30	Western Asset SMASh Series EC Fund 2014 Annual Report

Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2014, the total notional value of all credit default swaps to sell protection is $11,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market

Western Asset SMASh Series EC Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

32	Western Asset SMASh Series EC Fund 2014 Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the

Western Asset SMASh Series EC Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

34	Western Asset SMASh Series EC Fund 2014 Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $620,577. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

Western Asset SMASh Series EC Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Realized Gains
(a)	$1,544,158	$(1,544,158)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The investment manager and subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and the Fund’s investment manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $145,328.

36	Western Asset SMASh Series EC Fund 2014 Annual Report

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$276,541,872
Sales	69,900,046

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,179,131
Gross unrealized depreciation	(2,719,176)
Net unrealized depreciation	$(540,045)

At October 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	416	12/14	$63,998,672	$65,234,000	$1,235,328
Contracts to Sell:
Euro	31	12/14	5,025,387	4,855,375	170,012
Euro-Bund	7	12/14	1,305,116	1,323,790	(18,674)
U.S. Treasury 10-Year Notes	304	3/15	38,423,551	38,194,750	228,801
U.S. Treasury Long-Term Bonds	117	12/14	16,228,150	16,507,969	(279,819)
					$100,320
Net unrealized appreciation on open futures contracts					$1,335,648

At October 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,840,000	USD	6,273,056	Morgan Stanley & Co.	11/14/14	$(207,423)
EUR	4,350,000	USD	5,733,365	Citibank N.A.	11/14/14	(281,814)
JPY	198,880,625	USD	1,827,488	Citibank N.A.	11/14/14	(56,787)
JPY	195,860,000	USD	1,801,081	Citibank N.A.	11/14/14	(57,273)
JPY	60,688,000	USD	557,606	Citibank N.A.	11/14/14	(17,280)
USD	394,474	EUR	295,013	Credit Suisse London	11/14/14	24,755
USD	991,683	EUR	740,963	UBS AG London	11/14/14	63,086
USD	3,247,753	JPY	332,388,000	Barclays Bank PLC	11/14/14	288,390
USD	8,030,633	JPY	818,450,000	Citibank N.A.	11/14/14	743,695
USD	12,343,102	EUR	9,214,042	Citibank N.A.	11/14/14	795,788
USD	14,449,520	EUR	10,801,078	Morgan Stanley & Co.	11/14/14	913,284
Total						$2,208,421

Western Asset SMASh Series EC Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

Abbreviations used in this table:
EUR	— Euro
JPY	— Japanese Yen
USD	— United States Dollars

At October 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets (Markit CDX.NA.HY.23 Index)	$11,000,000	12/20/19	5.000% quarterly	$774,034	$535,813	$238,221

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$1,464,129	$170,012	—	$1,634,141
Centrally cleared swap contracts[3]	—	—	$238,221	238,221
Forward foreign currency contracts	—	2,828,998	—	2,828,998
Total	$1,464,129	$2,999,010	$238,221	$4,701,360

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$298,492	—	$298,492
Forward foreign currency contracts	—	$620,577	620,577
Total	$298,492	$620,577	$919,069

38	Western Asset SMASh Series EC Fund 2014 Annual Report

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(422,301)	$280,175	—	$(142,126)
Forward foreign currency contracts[1]	—	1,706,135	—	1,706,135
Swap contracts	—	—	$1,578,379	1,578,379
Total	$(422,301)	$1,986,310	$1,578,379	$3,142,388

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$1,087,494	$176,938	—	$1,264,432
Forward foreign currency contracts[1]	—	2,564,926	—	2,564,926
Swap contracts	—	—	$(437,068)	(437,068)
Total	$1,087,494	$2,741,864	$(437,068)	$3,392,290

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$28,566,569
Futures contracts (to sell)	33,070,047
Forward foreign currency contracts (to buy)	4,017,781
Forward foreign currency contracts (to sell)	46,376,454

Average Notional Balance
Credit default swap contracts (to sell protection)	$19,449,308

Western Asset SMASh Series EC Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Centrally cleared swap contracts[2]	$49,467	—	$49,467
Forward foreign currency contracts	2,828,998	—	2,828,998
Total	$2,878,465	—	$2,878,465

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[2]	$88,184	$(88,184)	—
Forward foreign currency contracts	620,577	—	$620,577
Total	$708,761	$(88,184)	$620,577

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Shares sold	23,574,577	5,031,538
Shares issued on reinvestment	37	—
Shares repurchased	(3,092,040)	(2,957,850)
Net increase	20,482,574	2,073,688

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Ordinary Income	Long-Term Capital Gain
11/13/2014	11/14/2014	$0.027127	—
12/11/2014	12/12/2014	0.243031	$0.012900

40	Western Asset SMASh Series EC Fund 2014 Annual Report

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$6,517,367	$4,295,027

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$6,250,746
Undistributed long-term capital gains — net	446,449
Total undistributed earnings	$6,697,195
Other book/tax temporary differences(a)	(3,544,069)
Unrealized appreciation (depreciation)(b)	3,202,230
Total accumulated earnings (losses) — net	$6,355,356

During the taxable year ended October 31, 2014, the Fund utilized $ 369,720 of its capital loss carryforward available from prior years.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains / (losses) on certain futures and foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

Western Asset SMASh Series EC Fund 2014 Annual Report	41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset SMASh Series EC Fund (the “Fund”), a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset SMASh Series EC Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2014

42	Western Asset SMASh Series EC Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Western Asset SMASh Series EC Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

44	Western Asset SMASh Series EC Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	55
Other board memberships held by Trustee during past five years	None

Western Asset SMASh Series EC Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

46	Western Asset SMASh Series EC Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset SMASh Series EC Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

48	Western Asset SMASh Series EC Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series EC Fund	49

Western Asset

SMASh Series EC Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series EC Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010550 12/14 SR14-2355

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,679 in 2013 and $105,270 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $19,200 in 2013 and $10,440 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in 2013 and $0 in 2014.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014